SUPPLEMENT DATED AUGUST 14, 2019
to the
ALLIANZ VISIONSM NEW YORK VARIABLE ANNUITY PROSPECTUS
Dated April 29, 2019, as supplemented August 5, 2019 for contracts issued on or prior to April 26, 2013

ISSUED BY
Allianz Life Insurance Company of New York and Allianz Life® of NY Variable Account C
This supplement updates the Lifetime Plus Payment Table for the Lifetime Plus 8 Benefit in Appendix D of the prospectus and should be attached to the prospectus and retained for future reference.

The Lifetime Plus Payment Table appearing on page 85 in Appendix D – Lifetime Benefits, is replaced with the following:
Lifetime Plus Payment Table for Lifetime Plus 8 Benefit
Age band of the Covered Person (or younger Covered Person for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
65 – 79	5%
80+	6%

PRO-007-0519
(VNY-146)